1

Dear Shareholder:

The assets of the Ancora Funds continued to increase during the first six months of 2005, advancing 34% since year end. At June 30, 2005, the Ancora Funds had total assets of $40 million. This growth occurred in spite of relatively flat returns in both the stock and bond markets.

Stocks reached their highs in March while bond prices reached their lows at the same time. By June 30, both stocks and bonds returned to near their January levels leaving investors with little to show for their patience.

The FED has continued to raise the short term federal funds rates (3.5% at this writing) with no apparent effect on long term rates, the latter responding only to key economic events. This has caused the yield curve to completely flatten, although the absolute level of interest rates across the yield curve remains accommodative. It now appears that the Fed will continue to raise rates well into 2006, with the greatest negative impact expected to be felt in housing and transportation. Higher energy costs should also begin to impact spending patterns putting further pressure on these sectors.

Rising interest rates and energy costs are never good for the stock market. With corporate earnings continuing to advance, balance sheets in the best shape in years, and cost pressures subdued, the prospect for stocks remains positive. As the negatives continue to build, however, individual stock selection will become more critical in creating positive returns for investors.

Richard A. Barone

Chairman

The funds are distributed by Ancora Securities, Inc., Member NASD.  As distributor they have selling agreements with broker dealers that may have sold you the Ancora Funds.

2

(THIS PAGE INTENTIONALLY LEFT BLANK)

3

ANCORA INCOME FUND

For the six months ending June 30, the Ancora Income Fund Class C and Class D appreciated 1.2% and 1.3% compared to the 2.5% return for its benchmark index. While the funds performance was slightly below the index, the bond market continued to be volatile during the first six months of 2005. The FED’s determination to increase interest rates has created jitters all across the yield curve, but the ultimate upward climb in long term rates has yet to be seen. By June 30, 2005, the yield curve became relatively flat with domestic investors preferring to invest in short maturity instruments while foreigners continued their appetite for the long end of the market.

The United States continues to be the market of choice for investors around the world. Low inflation, a stable dollar and an economy growing within its capacities all bode well for the immediate future. As we look into 2006 the picture begins to change. The effects of increasing short term rates on Adjustable Rate Mortgages will begin to take its toll. A rate around 7% appears likely to cause a considerable slowdown in housing and the secondary effort of drawing spendable consumer dollars out of the economy.

Mindful of the ultimate effects of continued rate increases, the Ancora Income Fund continues to reposition its portfolio into securities with characteristics least affected by this upward pressure. Higher interest rates always mean lower bond prices, however. If the bond market makes an orderly adjustment to this trend, we will be in a good position to turn the short term negatives into longer term positives in the form of higher dividends to our shareholders.

Unlike most bond and income funds, the Ancora Income Fund is highly managed. This means that continued changes in the marketplace will be met by continued adjustments in our portfolio. We believe our continued focus on market fundamentals will serve our shareholders well into the future.

The funds are distributed by Ancora Securities, Inc., Member NASD.

4

Ancora Trust
Ancora Income Fund
Schedule of Investments
June 30, 2005 (Unaudited)

	Shares	Value
Common Stocks - 0.24%		
Remec, Inc. (a)	5,000	$ 32,000
TOTAL COMMON STOCK (Cost $31,013)		32,000
Convertible Preferred Stocks - 5.94%		
Ford Motor Company - 6.500%	5,000	200,625
Glenborough Realty - 7.750%	10,743	277,975
Travelers PPTY Casualty - 4.500%	14,000	320,460
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $852,552)		799,060
Corporate Bond Trust Certificates - 36.94%		
Abbey National Plc. - 7.375% (b)	4,000	105,280
American General Capital III - 8.050%	3,500	90,405
BAC Capital Trust III - 7.000%	10,000	262,200
BCH Capital Ltd. - 9.430%	2,100	52,479
Cabco-AOL - 7.625%	6,800	178,636
Citigroup Capital VI - 7.125%	15,000	389,100
Corporate-Backed Trust Boeing Co. - 6.050%	9,500	240,825
Corporate-Backed Trust BellSouth Corp. - 6.000%	7,500	186,000
Corporate-Backed Trust Washington Mutual, Inc. - 7.750%	1,400	36,050
CorTS Trust Disney - 6.875%	6,000	158,100
CorTS Trust IBM - 7.000%	12,900	341,205
CorTS Trust Verizon - 7.375%	13,200	349,536
Dominion Res Cap Trust III - 8.400%	10,000	258,300
General Motors Acceptance Corporation - 7.350%	12,000	256,800
Household Capital Trust VI - 8.250%	10,000	259,300
MBNA Capital D - 8.125%	14,000	373,240
Merrill Lynch - 7.000%	15,000	394,350
Morgan Stanley Capital Trust IV - 6.250%	5,000	125,750
NB Capital Corporation - 8.350%	3,900	106,743
Preferredplus Trust - Goldman Sachs & Co. - 6.000%	11,400	284,544
Preferredplus Trust - Liberty Media Corp. - 7.000%	3,000	76,650
Preferredplus Trust - Goodrich Corp. - 7.875%	5,000	128,550
Southern Company Capital Trust VI - 7.125%	12,000	318,000
TOTAL CORPORATE BOND TRUST CERTIFICATES (Cost $4,981,940)		4,972,043
Preferred Stocks - 0.37%		
AmeriServ Financial, Inc. - 8.450%	2,000	$ 50,140
TOTAL PREFERRED STOCKS (Cost $50,332)		50,140
Investment Company Funds - 43.11%		
Closed-End Bond Funds - 36.26%		
1838 Bond-Debenture Trading Fund	37,500	712,500
ACM Government Opportunity	16,600	131,472
Allmerica Securities Trust	18,500	172,605
ACM Managed Income Inc.	46,000	169,280
American Income Fund Inc.	21,500	175,870
American Select Portfolio	45,100	539,396
Blackrock Income Opportunity Trust	16,000	181,280

See accompanying notes which are an integral part of the financial statements.

5

Ancora Trust
Ancora Income Fund
Schedule of Investments - continued
June 30, 2005 (Unaudited)

Investment Company Funds - 43.11% - continued	Shares	Value
Closed-End Bond Funds - 36.26% - continued		
Evergreen Mananged Income	30,000	523,800
MFS Intermediate Income Trust	83,000	541,990
Pioneer Interest Shares Inc.	36,000	412,200
Putnam Master Income Trust	64,300	416,021
Putnam Premier Income Trust	94,500	610,470
Van Kampen Bond Fund	16,500	293,700
		4,880,584
Closed-End Bond Funds, Senior Securities - 4.43%		
Gabelli Global Multi Media Trust - 6.000%	9,500	238,925
Royce Value Trust Inc. - 5.900%	14,300	357,500
		596,425
Convertible Securities Funds - 2.42%		
TCW Convertible Securities Fund	65,000	325,650
TOTAL INVESTMENT COMPANY FUNDS (Cost $5,725,345)		5,802,659
REIT Preferred Shares - 11.82%		
Commercial Net Lease Realty (shares of beneficial interest)	14,000	286,580
Cousins Properties, Inc. 7.750%	10,000	257,000
Developers Diversified Realty Corporation - 8.600%	12,700	336,169
Kimco Realty - 6.650%	12,500	318,750
Prologis Trust - 6.750%	8,200	208,936
Public Storage - 7.500%	7,000	184,100
TOTAL REIT PREFERRED SHARES (Cost $1,570,513)		1,591,535
Money Market Securities - 1.49%		
First American Government Obligations Fund - Class A, 2.40%, (c)	200,847	$ 200,847
TOTAL MONEY MARKET SECURITIES (Cost $200,847)		200,847
TOTAL INVESTMENTS (Cost $13,412,542) - 99.91%		$ 13,448,284
Other assets less liabilities - 0.09%		12,309
TOTAL NET ASSETS - 100.00%		$ 13,460,593

(a) Non-income producing.
(b) American Depositary Receipt
(c) Variable rate security; the coupon rate shown represents the rate at June 30, 2005.

See accompanying notes which are an integral part of the financial statements.

6

Annual Total Returns
(for periods ended June 30, 2005)
			Since Inception
	Six Months	One Year	(January 5, 2004)

Ancora Income Fund - Class C*	1.22%	9.68%	4.11%

Ancora Income Fund - Class D*	1.32%	9.89%	4.32%

Lehman Aggregate Bond Index**	2.52%	6.82%	6.97%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Lehman Aggregate Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index.

The chart above assumes an initial investment of $1,000,000 made on January 5, 2004 (commencement of Fund operations) and held through June 30, 2005. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal

7

values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

ANCORA EQUITY FUND

After outpacing the S&P 500 for 2004, the Ancora Equity Fund Class C and Class D essentially matched the market during the first half of 2005, declining approximately 1 percent for the six month period. The psychological effect of higher energy prices and higher interest rates offset relatively good earnings for most of corporate America, leaving stock prices virtually unchanged.

In this environment, the challenge ahead will lie in our ability to pick stocks as opposed to relying on a rising market. We expect rising energy prices and increasing interest rates to have a real impact on earnings over a broad range of companies in the months ahead. We have and will continue to adjust our portfolio based upon our expectations in this regard, but we continue to remain optimistic in the light of the market’s relatively low multiple of price to earnings.

The Ancora Equity Fund seeks investments in companies producing products and/or offering services considered to be among the leaders in their respective industries. In our effort to achieve superior returns while maintaining a diversified portfolio, we invest in approximately 35 to 40 companies, as opposed to many other funds which hold considerably more investments.

Currently, the Ancora Equity Fund holds the majority of its investments in Energy, Entertainment, Health and Wellness, Branded Products and Technology. In the months ahead we expect to continue to eliminate companies most impacted by higher energy cost and higher interest rates.

The funds are distributed by Ancora Securities, Inc., Member NASD.

8

Ancora Trust
Ancora Equity Fund
Schedule of Investments
June 30, 2005 (Unaudited)

Common Stocks - 89.70%	**Shares**	**Value**
Aerospace/Defense - 4.58%		
Goodrich Corp.	3,000	$ 122,880
L 3 Communications Holdings, Inc.	6,000	459,480
		582,360
Chemicals - 1.05%		
Dow Chemical Co.	3,000	133,590
Commercial Banks - 7.53%		
Northern Trust Corp.	6,000	273,540
State Street Corp.	3,000	144,750
U.S. Bancorp	10,000	292,000
Wachovia Corp.	5,000	248,000
		958,290
Communication - 3.82%		
Alltel Corp.	3,000	186,840
Comcast Corp. (a)	10,000	299,500
		486,340
Computer Equipment & Software - 11.66%		
Cisco Systems, Inc. (a)	15,000	286,650
Computer Associates International, Inc.	15,000	412,200
Hewlett Packard Co.	12,000	282,120
International Business Machines Corp.	3,000	222,600
Texas Instruments, Inc.	10,000	280,700
		1,484,270
Consumer Products and Services - 7.30%		
3M Co.	5,000	361,500
Avery Dennison Corp.	3,000	158,880
Dean Foods Co. (a)	6,000	211,440
Williams Sonoma, Inc. (a)	5,000	197,850
		929,670
Energy - 6.14%		
Anadarko Petroleum, Inc.	4,000	328,600
Apache Corp.	7,000	452,200
		780,800
Entertainment/Media - 9.51%		
Gannett Co.	3,500	248,955
Harrah's Entertainment, Inc.	4,000	288,280
Liberty Media Corp. - Class A (a)	25,000	254,750
Time Warner, Inc. (a)	25,000	417,750
		1,209,735

See accompanying notes which are an integral part of the financial statements.

9

Ancora Trust
Ancora Equity Fund
Schedule of Investments - continued
June 30, 2005 (Unaudited)

Common Stocks - 89.70% - continued	**Shares**	**Value**
Finance Services - 15.61%		
American Express Co.	6,000	$ 319,380
Bear Stearns Co.	3,000	311,820
Berkshire Hathaway Finance Corp. (a)	200	556,700
MBNA Corp.	12,000	313,920
Merrill Lynch & Co., Inc.	5,000	275,050
Principal Financial Group	5,000	209,500
		1,986,370
Healthcare - 6.49%		
Abbott Laboratories, Inc.	5,000	245,050
Laboratory Corp. of America Holdings (a)	5,000	249,500
Pfizer, Inc.	12,000	330,960
		825,510
Machinery and Equipment - 12.20%		
General Electric Co.	14,000	485,100
Honeywell International Inc.	10,000	366,300
International Game Technology	11,000	309,650
Pall Corp.	10,000	303,600
Tyco International LTD.	3,000	87,600
		1,552,250
Medical & Laboratory Instruments - 3.81%		
Bio-Rad Laboratories Inc. - Class A (a)	5,000	296,050
Boston Scientific Corp. (a)	7,000	189,000
		485,050
TOTAL COMMON STOCKS (Cost $10,546,983)		11,414,235
Money Market Securities - 13.36%		
First American Government Obligations Fund - Class A, 2.40% (b)	1,700,085	1,700,085
TOTAL MONEY MARKET SECURITIES (Cost $1,700,085)		1,700,085
TOTAL INVESTMENTS (Cost $12,247,068) - 103.06%		$ 13,114,320
Liabilities in excess of other assets - (3.06)%		(388,854)
TOTAL NET ASSETS - 100.00%		$ 12,725,466

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at June 30, 2005

See accompanying notes which are an integral part of the financial statements.

10

Average Annual Total Returns
(for periods ended June 30, 2005)
			Since Inception
	Six Months	One Year	(January 5, 2004)

Ancora Equity Fund - Class C*	-0.98%	10.30%	7.53%

Ancora Equity Fund - Class D*	-0.71%	10.87%	8.05%

S&P 500 Index**	-0.81%	6.28%	5.92%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of securities prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index.

The chart above assumes an initial investment of $1,000,000 made on January 5, 2004 (commencement of Fund operations) and held through June 30, 2005. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

11

ANCORA SPECIAL OPPORTUNITY

The Ancora Special Opportunity Fund Class C and Class D underperformed the broad Wilshire 5000 market index during the six months ending June 30, declining nearly 5% against a 1% decline for the index. After the Fund advanced approximately 19% in 2004, it appears that our special opportunity companies backtracked in a relatively uneventful market. For the past 18 months, however, the Fund remains comfortably ahead of its index.

We work very hard in our research for companies which we believe will undergo meaningful restructurings of their balance sheets and/or their product and service offerings. In addition, we seek out companies in which we believe the private market value significantly exceed the public market value, and then we look for the catalyst which we hope will close the gap. Buy and sell activity by company insiders often gives us a meaningful indication of whether or not we are on the right track.

So as not to spread ourselves too thin and dilute our best research, we attempt to hold our portfolio to less than 40 companies. We expect the market to be more volatile in the weeks and months ahead, and a variety of new opportunities to become available.

The funds are distributed by Ancora Securities, Inc., Member NASD.

12

Ancora Trust
Ancora Special Opportunity Fund
Schedule of Investments
June 30, 2005 (Unaudited)

Common Stocks - 60.37%	**Shares**	**Value**
Communications - 6.70%		
Intervoice, Inc. (a)	8,000	$ 69,040
Shaw Communications Inc.	12,000	249,240
Symmetricom, Inc. (a)	31,000	321,470
UTStarcom, Inc. (a)	15,000	112,350
		752,100
Computer Equipment & Software - 8.97%		
Computer Horizons Corp. (a)	65,000	203,450
Echelon Corp. (a)	15,586	107,232
InFocus Corp. (a)	62,000	256,680
Novell, Inc. (a)	30,000	186,000
OmniVision Technologies, Inc. (a)	7,000	95,130
OSI Systems, Inc. (a)	10,000	157,900
		1,006,392
Consumer Products and Services - 10.68%		
Cobra Electronics Corp. (a)	25,000	179,000
Hypercom Corp. (a)	29,700	192,159
Mayor's Jewelers, Inc. (a)	100,000	57,000
Meade Instruments Corp. (a)	40,000	111,600
Monterey Gourmet Foods (a)	60,000	187,200
National Presto Industries, Inc.	6,000	264,420
The Stephan Company	48,900	207,825
		1,199,204
Energy - 3.10%		
Active Power, Inc. (a)	70,000	227,500
Whiting Petroleum Corp. (a)	3,300	119,823
		347,323
Entertainment - 5.33%		
Gray Television, Inc. - Class A	10,500	118,650
Hearst Argyle Television, Inc.	5,000	122,500
Liberty Media Corp. - Class A (a)	35,000	356,650
		597,800
Financial Services - 4.48%		
Century Business Services, Inc. (a)	41,800	169,290
First Albany Companies, Inc.	19,000	113,240
Mercer Insurance Group, Inc. (a)	10,000	129,501
Piper Jaffray Companies (a)	3,000	91,290
		503,321

See accompanying notes which are an integral part of the financial statements.

13

Ancora Trust
Ancora Special Opportunity Fund
Schedule of Investments - continued
June 30, 2005 (Unaudited)

	Shares	Value
Common Stocks - 60.37% - continued		
Healthcare - 9.63%		
AP Pharma, Inc. (a)	96,000	$ 159,936
Cardiodynamics International Corp. (a)	110,000	176,000
HEALTHSOUTH Corp. (a)	50,000	275,000
Isotechnika, Inc. (a)	20,000	37,000
Mine Safety Appliances Co.	5,000	231,000
Osteotech, Inc. (a)	55,000	202,400
		1,081,336
Machinery and Equipment - 11.48%		
ADC Telecommunications, Inc. (a)	14,000	304,780
Albany Molecular Research, Inc. (a)	10,000	140,000
Advanced Micro Devices, Inc. (a)	10,000	173,400
Cronos Group	10,000	114,900
JDS Uniphase Corp. (a)	100,000	152,000
Methode Electronics, Inc.	20,000	237,400
Remec, Inc. (a)	26,000	166,400
		1,288,880
TOTAL COMMON STOCKS (Cost $6,457,018)		6,776,356
Investment Company Funds - 5.47%		
Boulder Growth & Income Fund, Inc.	39,000	258,570
New Germany Fund, Inc.	10,000	93,200
Zweig Total Return Fund, Inc.	51,000	261,630
TOTAL INVESTMENT COMPANY FUNDS (Cost $585,298)		613,400
Money Market Securities - 33.38%		
First American Government Obligations Fund - Class S, 2.40% (b)	3,746,682	3,746,682
TOTAL MONEY MARKET SECURITIES (Cost $3,746,682)		3,746,682
TOTAL INVESTMENTS (Cost $10,788,998) - 99.22%		$ 11,136,438
Other assets less liabilities - 0.78%		87,400
TOTAL NET ASSETS - 100.00%		$ 11,223,838

(a) Non-income producing.
(b) Variable rate security; the coupon rate shown represents the rate at June 30, 2005.

See accompanying notes which are an integral part of the financial statements.

14

Annual Total Returns
(for periods ended June 30, 2005)

	Six Months	One Year	Since Inception (January 5, 2004)

Ancora Special Opportunity Fund - Class C*	-5.00%	8.66%	8.43%

Ancora Special Opportunity Fund - Class D*	-4.80%	9.23%	8.95%

Wilshire 5000 Index**	-0.79%	6.44%	5.79%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Whilshire 5000 Index is a widely recognized unmanaged index of securities prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index.

The chart above assumes an initial investment of $1,000,000 made on January 5, 2004 (commencement of Fund operations) and held through June 30, 2005. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

15

ANCORA BANCSHARES

After falling behind the S&P Small Cap Regional Bank Index in 2004, Ancora Bancshares outperformed this Index during the first six months of 2005, declining 5% against a 10% decline for the Index. Rising interest rates were the mail culprits affecting financial institutions in general, but a relatively flat stock market didn’t provide much support either.

Ancora Bancshares seeks ownership in growing, well managed community and small regional banks. Over time these institutions appear to enjoy expanding price to earnings multiples, and eventually, many are acquired by larger institutions. We believe these opportunities will continue to be available, but will remain cautious and will raise cash if prices get out of line with respect to the upside potential.

The Fund entered 2005 with a significant portion of the Fund remaining uninvested in cash. As prices declined in the early part of the year, we committed that cash to what we believe to be attractive investments. Our cash position was reduced to 8% of the portfolio at June 30.

The funds are distributed by Ancora Securities, Inc., Member NASD.

16

Ancora Trust
Ancora Bancshares
Schedule of Investments
June 30, 2005 (Unaudited)

Common Stocks - 90.34%	**Shares**	**Value**
Financial Services - 1.21%		
First Albany Companies, Inc.	5,500	$ 32,780
Insurance - 8.59%		
Axis Capital Holdings Ltd.	2,000	56,600
IPC Holdings Ltd.	1,000	39,620
Mercer Insurance Group, Inc. (a)	3,000	38,850
Montpelier Re Holdings Ltd.	1,000	34,580
Platinum Underwriters Holdings Ltd.	2,000	63,640
		233,290
Savings Institutions - 33.29%		
FirstFed Financial Corp. (a)	2,500	149,025
First Niagara Financial Group, Inc. (a)	10,000	145,800
Franklin Bank Corp. (a)	6,000	112,560
Independence Community Bank Corp.	2,000	73,860
IndyMac Bancorp, Inc.	2,500	101,825
Itla Capital Corporation (a)	2,200	118,580
New York Community Bancorp, Inc.	5,000	90,600
Sovereign Bancorp, Inc.	5,000	111,700
		903,950
Commercial Banks - 47.25%		
AmeriServ Financial, Inc. (a)	10,000	53,500
Bank of Hawaii Corp.	1,500	76,125
Central Pacific Financial Corp.	4,000	142,400
City National Corp.	1,500	107,565
Columbia Bancorp	7,000	133,000
Commerce Bancshares, Inc.	1,575	79,396
Community Bancorp (a)	3,000	93,060
FirstBank Corp.	3,000	81,000
First Community Bancshares, Inc.	3,000	97,500
Irwin Financial Corp.	3,000	66,570
Mainsource Financial Group	2,000	36,180
Mercantile Bancshares Corp.	2,000	103,060
North Fork Bancorporation, Inc.	2,000	56,180
Oriental Financial Group Inc.	5,000	76,300
Partners Trust Financial Group, Inc.	5,000	53,400
Washington Trust Bancorp, Inc.	1,000	27,670
		1,282,906
TOTAL COMMON STOCKS (Cost $2,287,016)		2,452,926
Investment Company Funds - 1.81%		
John Hancock Bank & Thrift Opportunity Fund	5,000	$ 49,100
TOTAL INVESTMENT COMPANY FUNDS (Cost $49,238)		49,100
TOTAL INVESTMENTS (Cost $2,336,254) - 92.15%		$ 2,502,026
Cash and other assets less liabilities - 7.85%		213,059
TOTAL NET ASSETS - 100.00%		$ 2,715,085

(a) Non-income producing.

See accompanying notes which are an integral part of the financial statements.

17

Annual Total Returns
(for periods ended June 30, 2005)
			Since Inception
	Six Months	One Year	(January 6, 2004)

Ancora Bancshares - Class D*	-4.74%	3.67%	3.47%

S&P Small Cap Regional Bank Index**	-9.83%	3.15%	7.40%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-866-626-2672.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P Small Cap Regional Bank Index is a widely recognized unmanaged index of securities prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index.

*** The return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, annual returns would be as follows:

Annual Total Returns
(for periods ended June 30, 2005)
			Since Inception
	Six Months	One Year	(January 6, 2004)
Ancora Bancshares - Class D*	-3.04%	5.52%	3.47%

The chart above assumes an initial investment of $1,000,000 made on January 6, 2004 (commencement of Fund operations) and held through June 30, 2005. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal

18

values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

20

Ancora Trust
Statements of Assets and Liabilities
June 30, 2005 (Unaudited)

	Ancora Income Fund	Ancora Equity Fund	Ancora Special Opportunity Fund	Ancora Bancshares
Assets				
Investments in securities:				
At Cost	$ 13,412,542	$ 12,247,068	$ 10,788,998	$ 2,336,254
At Value	$ 13,448,284	$ 13,114,320	$ 11,136,438	$ 2,502,026
Cash	-	-	-	220,714
Interest receivable	973	3,787	7,452	-
Dividends receivable	48,782	14,655	1,314	1,540
Receivable for investments sold	305,137	33,866	147,194	-
Receivable for Fund shares sold	50,000	-	-	-
Prepaid expenses	1,529	1,534	1,261	1,209
Total assets	13,854,705	13,168,162	11,293,659	2,725,489
Liabilities				
Payable for investments purchased	367,884	418,246	49,285	-
Payable for Fund shares redeemed	9,750	-	-	-
Payable to advisor	4,146	11,406	9,230	2,994
12b-1 fees payable	4,628	5,202	4,007	555
Administration fees payable	1,101	1,173	923	222
Accrued expenses	6,603	6,669	6,376	6,633
Total liabilities	394,112	442,696	69,821	10,404
Net Assets:	$ 13,460,593	$ 12,725,466	$ 11,223,838	$ 2,715,085
(unlimited number of shares authorized)				
Net Assets consist of:				
Paid in capital	13,509,547	11,702,126	10,592,408	2,544,561
Accumulated undistributed net investment income (loss)	3,690	(63,896)	(62,157)	(39,456)
Accumulated net realized gain (loss) on:				
Investment securities	(88,386)	219,984	346,147	44,208
Net unrealized appreciation on:				
Investment securities	35,742	867,252	347,440	165,772
Net Assets	$ 13,460,593	$ 12,725,466	$ 11,223,838	$ 2,715,085
Shares Outstanding	1,353,228	1,138,583	2,055,213	257,982
Class C:				
Net assets applicable to Class C shares	$ 8,965,975	$ 6,797,606	$ 4,569,380	N/A
Shares outstanding (unlimited numbers of shares authorized)	902,460	610,348	840,603	N/A
Net asset value, offering price, and redemption price per share	$ 9.94	$ 11.14	$ 5.44	N/A
Class D:				
Net assets applicable to Class D shares	$ 4,494,618	$ 5,927,860	$ 6,654,458	$ 2,715,085
Shares outstanding (unlimited numbers of shares authorized)	450,768	528,235	1,214,610	257,982
Net asset value and offering price per share	$ 9.97	$ 11.22	$ 5.48	$ 10.52
Minimum redemption price per share	N/A	N/A	N/A	$ 10.34 (a)

(a) Shares are subject to a 1.75% redemption fee on shares redeemed within one year of purchase. The fee decreases to 1.00% in the second year and is elimated after that.

See accompanying notes which are an integral part of the financial statements.

21

See accompanying notes which are an integral part of the financial statements.

22

Ancora Trust
Statements of Changes In Net Assets

	Ancora Income Fund		Ancora Equity Fund	
	Six Months Ended June 30, 2005 (Unaudited)	Period Ended December 31, 2004 (a)	Six Months Ended June 30, 2005 (Unaudited)	Period Ended December 31, 2004 (a)
Increase (Decrease) in Net Assets				
Operations				
Net investment income (loss)	$ 327,052	$ 476,169	$ (63,896)	$ (100,859)
Net realized gain (loss) on investment securities	5,003	(101,162)	222,296	78,111
Capital gain income from investment companies	7,773	-	-	-
Change in net unrealized appreciation (depreciation)	(66,789)	102,531	(117,713)	984,965
Net increase (decrease) in net assets resulting from operations	273,039	477,538	40,687	962,217
Distributions				
From net investment income, Class C	(234,243)	(323,660)	-	-
From net investment income, Class D	(91,311)	(150,318)	-	-
Total distributions	(325,554)	(473,978)	-	-
Capital Share Transactions - Class C				
Proceeds from sale of shares	2,617,865	8,271,425	773,197	6,016,795
Shares issued in reinvestment of dividends	39,093	41,925	-	-
Shares redeemed	(1,221,029)	(715,853)	(332,196)	(282,326)
	1,435,929	7,597,497	441,001	5,734,469
Capital Share Transactions - Class D				
Proceeds from sale of shares	1,306,470	3,522,507	3,386,961	2,334,962
Shares issued in reinvestment of dividends	13,606	20,328	-	-
Shares redeemed	(150,794)	(235,995)	(45,626)	(129,205)
	1,169,282	3,306,840	3,341,335	2,205,757
Net increase in net assets resulting from capital share transactions	2,605,211	10,904,337	3,782,336	7,940,226
Total increase in net assets	2,552,696	10,907,897	3,823,023	8,902,443
Net Assets				
Beginning of period	$ 10,907,897	$ -	$ 8,902,443	$ -
End of period	$ 13,460,593	$ 10,907,897	$ 12,725,466	$ 8,902,443
Accumulated undistributed net investment income (loss)	$ 3,690	$ 2,191	$ (63,896)	$ -
Capital Share Transactions - C Shares				
Shares sold	261,618	829,581	70,287	597,971
Shares issued in reinvestment of distributions	3,978	4,255	-	-
Shares repurchased	(124,000)	(72,972)	(29,924)	(27,985)
Net increase from capital share transactions	141,596	760,864	40,363	569,986
Capital Share Transactions - D Shares				
Shares sold	131,783	354,303	312,271	232,793
Shares issued in reinvestment of distributions	1,378	2,064	-	-
Shares repurchased	(14,971)	(23,789)	(4,103)	(12,726)
Net increase from capital share transactions	118,190	332,578	308,168	220,067

(a) For the period January 5, 2004 (commencement of operations) through December 31, 2004.

See accompanying notes which are an integral part of the financial statements.

24

See accompanying notes which are an integral part of the financial statements.

Ancora Trust
Statements of Changes In Net Assets

	Ancora Special Opportunity Fund		Ancora Bancshares	
	Six Months Ended June 30, 2005 (Unaudited)	**Period Ended December 31, 2004** (a)	**Six Months Ended June 30, 2005 (Unaudited)**	**Period Ended December 31, 2004** (b)
Increase (Decrease) in Net Assets				
Operations				
Net investment income (loss)	$ (62,157)	$ (49,041)	$ (39,457)	$ (81,932)
Net realized gain (loss) on investment securities	348,837	304,472	44,990	60,149
Change in net unrealized appreciation (depreciation)	(477,503)	824,943	(96,401)	262,173
Net increase (decrease) in net assets resulting from operations	(190,823)	1,080,374	(90,868)	240,390
Distributions				
From net realized gain, Class C	(62,821)	(77,674)	-	-
From net realized gain, Class D	(52,805)	(64,821)	-	-
Total distributions	(115,626)	(142,495)	-	-
Capital Share Transactions - Class A (c)				
Proceeds from sale of shares	-	-	-	120,688
Shares redeemed	-	-	(79,148)	(47,882)
	-	-	(79,148)	72,806
Capital Share Transactions - Class C				
Proceeds from sale of shares	946,227	3,807,905	-	-
Shares issued in reinvestment of dividends	14,360	19,057	-	-
Shares redeemed	(66,235)	(400,525)	-	-
	894,352	3,426,437	-	-
Capital Share Transactions - Class D				
Proceeds from sale of shares	3,591,090	2,978,412	99,683	2,687,315
Shares issued in reinvestment of dividends	7,747	8,056	-	-
Shares redeemed	(171,451)	(142,235)	(215,093)	-
	3,427,386	2,844,233	(115,410)	2,687,315
Net increase (decrease) in net assets resulting from capital share transactions	4,321,738	6,270,670	(194,558)	2,760,121
Total increase (decrease) in net assets	4,015,289	7,208,549	(285,426)	3,000,511
Net Assets				
Beginning of period	$ 7,208,549	$ -	$ 3,000,511	$ -
End of period	$ 11,223,838	$ 7,208,549	$ 2,715,085	$ 3,000,511
Accumulated undistributed net investment income (loss)	$ (62,157)	$ -	$ (39,456)	$ -
Capital Share Transactions - A Shares (c)				
Shares sold	-	-	-	12,134
Shares repurchased	-	-	(7,684)	(4,450)
Net increase (decrease) from capital share transactions	-	-	(7,684)	7,684
Capital Share Transactions - C Shares				
Shares sold	175,202	748,945	-	-
Shares issued in reinvestment of distributions	2,679	3,297	-	-
Shares repurchased	(11,918)	(77,602)	-	-
Net increase from capital share transactions	165,963	674,640	-	-
Capital Share Transactions - D Shares				
Shares sold	682,882	588,378	9,702	268,784
Shares issued in reinvestment of distributions	1,437	1,387	-	-
Shares repurchased	(31,343)	(28,131)	(20,504)	-
Net increase (decrease) from capital share transactions	652,976	561,634	(10,802)	268,784

(a) For the period January 5, 2004 (commencement of operations) through December 31, 2004.
(b) For the period January 6, 2004 (commencement of operations) through December 31, 2004.
(c) Bancshares Class A closed and merged into Class D on March 31, 2005.

25

See accompanying notes which are an integral part of the financial statements.

26

See accompanying notes which are an integral part of the financial statements.

27

See accompanying notes which are an integral part of the financial statements.

29

See accompanying notes which are an integral part of the financial statements.

30

Ancora Trust

Notes to the Financial Statements

June 30, 2005

(Unaudited)

NOTE 1. ORGANIZATION

Ancora Income Fund (the “Income Fund”), Ancora Equity Fund (the “Equity Fund”), Ancora Special Opportunity Fund (the “Special Opportunity Fund”) and Ancora Bancshares (the “Bancshares”) (each, a “Fund” and collectively, the “Funds”) are each a separate series of Ancora Trust (the “Trust”), an Ohio business trust under a Declaration of Trust dated August 20, 2003. The Trust’s Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest representing interests in separate funds of securities, and it permits the Trust to offer separate classes of each such series. The Income Fund’s investment objective is to obtain a high level of income, with a secondary objective of capital appreciation. The Equity Fund’s investment objective is obtaining a high total return, a combination of income and capital appreciation in the value of its shares. The Special Opportunity Fund’s investment objective is obtaining a high total return. The Bancshares’s investment objective is obtaining a high total return. Each Fund is an “open-end” management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, other than Bancshares, is a “diversified” company as defined in the 1940 Act. The Board of Trustees (the “Board”) of the Trust has authorized that shares of the Funds may be offered in two classes: Class C and Class D. Class C and Class D shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each class. Class C shares are a no-load share class. Class D shares are offered continuously at net asset value. There is a redemption fee for Class D of Bancshares of 1.75% in the first year declining to 1.00% in the second year and eliminated thereafter. Each class is subject to a different distribution and shareholder service fee. Income and realized/unrealized gains or losses are allocated to each class based on relative net assets. The investment advisor of the Funds is Ancora Advisors LLC (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The price of Fund shares is based on the Fund’s net asset value (“NAV”). The value of each portfolio instrument held by the Funds is determined by using market prices. If market quotations are not readily available or if an event occurs after the close of the exchange on which a Fund’s portfolio securities are principally traded, which, in the investment manager’s opinion has materially affected the price of those securities, the Fund may use fair value pricing procedures established by the Board of Trustees to determine fair value of such securities. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices of the same securities.

Use Of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes - The Funds’ policy is to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distributions To Shareholders – The Income Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on a monthly basis. The Equity Fund, Special Opportunity Fund and Bancshares intend to distribute substantially all of their net investment income, if any, as dividends to their shareholders on at least an annual basis. Distributions to shareholders are recorded on the ex-dividend date. All

31

Ancora Trust

Notes to the Financial Statements

June 30, 2005 – continued

(Unaudited)

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

the Funds intend to distribute their net realized long term capital gains and net realized short term capital gains, if any, at least once a year.

Other - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust retains Ancora Advisors LLC (the “Advisor”) to manage the Funds’ investments. As sole member of the Advisor, Richard A. Barone, Chairman of the Trust, is regarded to control the Advisor for purposes of the 1940 Act. Under the terms of the Investment Advisory Agreement, (the “Agreement”), the Advisor manages the Funds’ investments in accordance with the stated policies of the Funds, subject to approval of the Board. The Advisor makes investment decisions for each Fund and places the purchase and sale orders for portfolio transactions. As compensation for management services, the Income Fund, Equity Fund and Special Opportunity Fund are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Bancshares is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. For the six months ended June 30, 2005, the Advisor earned fees of $62,816 from the Income Fund, $48,995 from the Equity Fund, $41,023 from the Special Opportunity Fund and $20,252 from the Bancshares. The Advisor has voluntarily agreed to waive management fees in order to limit total annual operating expenses for the Income Fund to 2.00% for Class C shares and 1.75% for Class D Shares. These waivers may be discontinued at any time. For the six months ended June 30, 2005, the Advisor waived fees of $20,989 for the Income Fund. In addition, the Advisor is contractually obligated to waive its management fee and/or reimburse a Fund in the amount, if any, for the Equity Fund, Special Opportunity Fund and Bancshares, by which each Fund’s total annual operating expenses for the period ended December 31, 2005 exceed 5.00% of the average net assets of such Fund. For the six months ended June 30, 2005, the Advisor waived fees of $1,596 for the Bancshares. At June 30, 2005, payables to the Advisor were $4,146, $11,406, $9,230, and $2,994 for the Income Fund, Equity Fund, Special Opportunity Fund, and Bancshares, respectively.

The Funds have adopted a Distribution and Shareholder Servicing Plan (each such plan, a “Distribution Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized. The principal activities for which payments will be made include (i) compensation of securities dealers (including Ancora Securities Inc.) and others for distribution services and (ii) advertising. In addition, each of the Funds shall pay service fees pursuant to agreements with dealers (including Ancora Securities Inc.) or other servicers. Richard A. Barone, Chairman of the Trust and controlling shareholder of Ancora Capital, Inc., the parent company of Ancora Securities Inc., has an indirect financial interest in the operation of the Plan.

32

Ancora Trust

Notes to the Financial Statements

June 30, 2005 – continued

(Unaudited)

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

For the six months ended June 30, 2005 the fees paid were as follows:

The Funds have entered into an Administration Agreement with Ancora Capital, Inc. Pursuant to the Administration Agreement, each of the Funds will pay an administration fee equal to 0.10% of average net assets of each Fund monthly. Under the Administration Agreement, Ancora Capital, Inc. will assist in maintaining office facilities, furnish clerical services, prepare and file documents with the Securities Exchange Commission, coordinate the filing of tax returns, assist with the preparation of the Funds’ Annual and Semi-Annual Reports to shareholders, monitor the Funds’ expense accruals and pay all expenses, monitor the Funds’ sub-chapter M status, maintain the Funds’ fidelity bond, monitor each Funds’ compliance with such Funds’ policies and limitations as set forth in the Prospectus and Statement of Additional Information and generally assist in the Funds’ operations. For the six months ended June 30, 2005, Ancora Capital Inc. earned $6,141 from the Income Fund, $4,932 from the Equity Fund, $4,102 from the Special Opportunity Fund, and $1,349 from Bancshares. As of June 30, 2005, Ancora Capital Inc. was owed $1,101, $1,173, $923, and $222 by the Income Fund, Equity Fund, Special Opportunity Fund, and Bancshares, respectively, for administrative services.

The Funds’ Board of Trustees have determined that any portfolio transaction for any of the Funds may be effected through Ancora Securities Inc., if, in the Advisor’s judgment, the use of Ancora Securities Inc. is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, Ancora Securities Inc. charges the Fund a commission rate consistent with those charged by Ancora Securities Inc. to comparable unaffiliated customers in similar transactions. For the six months ended June 30, 2005, Ancora Securities Inc. received commissions on security transactions of $23,666 for the Income Fund, $5,937 for the Equity Fund, $7,170 for the Special Opportunity Fund, and $1,104 for Bancshares.

33

Ancora Trust

Notes to the Financial Statements

June 30, 2005 – continued

(Unaudited)

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Effective June 30, 2005, the Trust retains Ancora Securities, Inc. (the “Distributor”), to act as the principal distributor of its shares. The Distributor is an affiliate of the Advisor and serves without compensation.

NOTE 4. INVESTMENTS

For the six months ended June 30, 2005, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

At June 30, 2005, the costs of securities, for federal income tax purposes was $13,412,542, $12,247,068, $10,788,998 and $2,336,254 for the Income Fund, Equity Fund, Special Opportunity Fund and Bancshares, respectively. As of June 30, 2005, the net unrealized appreciation of investments for tax purposes was as follows:

NOTE 5. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2005 Pershing & Company owned, for the benefit of its customers, the following percentages of the outstanding shares:

34

Ancora Trust

Notes to the Financial Statements

June 30, 2005 – continued

(Unaudited)

NOTE 6. CAPITAL LOSS CARRYFORWARDS

At December 31, 2004, the Income Fund had available for federal tax purposes an unused capital loss carryforward of $83,133, which expires in 2012. To the extent this carryforward is used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

Ancora Income Fund Class C and Class D. For the period ended December 31, 2004, the Fund paid monthly distributions of net investment income totaling $0.50 per share to Class C and $0.50 per share to Class D shareholders.

Ancora Special Opportunity Fund Class C and Class D. For the period ended December 31, 2004, the Fund paid distributions of short term capital gains totaling $0.12 per share to Class C and $0.12 per share to Class D shareholders.

For the period ended December 31, 2004, no distributions were paid from the Equity Fund or the Bancshares to shareholders.

The tax character of distributions paid during the period ended December 31, 2004 is as follows:

As of December 31, 2004, the components of distributable earnings on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

Ancora Income Fund Class C and Class D. For the six months ended June 30, 2005, the Fund paid monthly distributions of net investment income totaling $0.25 per share, or $234,243, to Class C shareholders and $0.25 per share, or $91,311, to Class D shareholders.

35

Ancora Trust

Notes to the Financial Statements

June 30, 2005 – continued

(Unaudited)

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS - continued

Ancora Special Opportunity Fund Class C and Class D. For the six months ended June 30, 2005, the Fund paid distributions of short term capital gains totaling $0.0875 per share, or $62,821, to Class C shareholders and $0.0875 per share, or $52,805, to Class D shareholders.

For the six months ended June 30, 2005, no distributions were paid from the Equity Fund or Bancshares to shareholders.

NOTE 8. SUBSEQUENT EVENTS

Effective July 1, 2005, the Funds’ Transfer Agent and Fund Accountant has changed to Mutual Shareholder Services LLC.

36

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the twelve month period ended June 30, 2005, is available without charge upon request by  (1) calling the Funds at (866) 626-2672; and (2) from Funds’ documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

                                                                                                 RENEWAL OF MANAGEMENT AGREEMENT

At a meeting on February 9, 2005, the Board of Trustees renewed the Management Agreement with Ancora Advisers LLC. The Board considered the fairness and reasonableness of the terms of the Management Agreement with respect to each Fund. The Board considered the factors discussed below, among others. No single factor determined whether the Board approved the Management Agreement; rather, the Board made its decision based on a totality of the circumstances.

Nature, Extent and Quality of Services

The Board concluded that the Advisor has a high level of expertise in managing assets of the type held by the Funds and that the services provided by the Advisor to the Funds are of high quality.

With respect to Ancora Income Fund, the Board considered that the Fund is actively managed compared to other income funds. The Board also noted that the Advisor seeks to obtain better results than a typical income fund might expect by diligently seeking out convertible securities that become available at a price lower than their underlying value. With respect to Ancora Equity Fund and Ancora Special Opportunity Fund, the Board considered that both Funds are actively managed.

The Board noted that the management fee for Ancora Bancshares is 1.5%; however, the Board noted that the Fund will be actively managed. The Board also noted that since most community banks are not followed by analysts, all research will be originated internally, e.g., the Advisor will conduct interviews of management and directors of community banks and evaluate a bank’s performance in the community it is intended to serve. The Board noted that Robert N. Barone, co-portfolio manager of the Fund and a prior Professor of Economics, started a bank in 1985 and ran it successfully until he sold it in 1998.

Comparisons

The Board also reviewed information regarding management fees charged by advisers to other smaller funds. This chart showed that the 1.0% management fee charged to the Funds other than Ancora Bancshares is below the median fee paid by other comparably sized funds, and the 1.5% fee charged to Ancora Bancshares is approximately the median fee paid by comparably sized funds. In light of these comparisons, the Board concluded that the terms of the Management Agreement are fair and reasonable. The Board also noted that the Advisor does not benefit from any “soft dollar” or similar arrangements with respect to the Funds.

Investment Performance

Generally, for the year 2004 the Funds performed close to or above the comparable indexes. The only exception was Ancora Bancshares, which was underinvested at the commencement of operations and therefore missed a run-up in prices of bank stocks in 2004.

Cost and Profitability

The Board also considered the profitability of the Management Agreement to the Advisor and to Ancora Securities, Inc., an affiliate of the Advisor. The Board noted that the Funds are not expected to have substantial assets for some time, and, therefore, it is not anticipated that the Management Agreement will be particularly profitable to the Advisor. The Board reviewed cost data showing that the profits made by the Adviser and its affiliates in respect of their activities on behalf of the Funds were

37

quite modest. The Board noted that at this time the Advisor’s compensation is not high relative to the experience of the Advisor and the nature and quality of the services performed by the Advisor.

With respect to Ancora Securities, Inc., the Board considered the reasonableness of brokerage commissions paid. The Board determined that the commissions paid to Ancora Securities, Inc. are reasonable relative to the market rates. Moreover, the volume of such commissions was not significant.

Economies of Scale

The Board noted that at this time, the fee structure does not account for the benefit of economies of scale because the Funds have insufficient assets for economies of scale to be realized. Currently, the fee structure provides for a flat percentage rate. Once assets under management grow to substantially higher levels, economies of scale may begin to take effect and benefit the Advisor. At such future time, it may be appropriate for the Board to review the fee structure to determine whether the management fees as a percent of assets under management might be reduced. The Board noted that any such discussion was premature at this time since assets would have to grow substantially above current levels before economies of scale would be realized for the Advisor.

Other Factors

The Board also noted that the Management Agreement is terminable by either party on 60 days notice. The Board noted that, pursuant to the requirements of the 1940 Act, it would regularly review the terms of the Management Agreement in light of changing conditions and seek to amend or terminate the Management Agreement as necessary.

After its consideration of the above, the Board concluded that the terms of the Management Agreement continued to be fair and reasonable and in the best interests of each Fund and its shareholders.

38

DIRECTORS

Richard A. Barone

Raj Aggarwal

Donald Lerner

Anne Peterson Ogan

OFFICERS

Richard A. Barone, Chairman and Treasurer

Bradley Zucker, Secretary

INVESTMENT ADVISOR

Ancora Advisors LLC

One Chagrin Highlands

2000 Auburn Drive,

Suite 430

Cleveland, OH 44122

DISTRIBUTOR

Ancora Securities, Inc.

One Chagrin Highlands

2000 Auburn Drive,

Suite 430

Cleveland, OH 44122

INDEPENDENT ACCOUNTANTS

Cohen McCurdy, Ltd.

826 Westpoint Pkwy., Suite 1250

Westlake, OH 44145

LEGAL COUNSEL

McDonald Hopkins Co., LPA

2100 Bank One Center

600 Superior Avenue E.

Cleveland, OH 44114

CUSTODIAN

U.S. Bank N.A.

425 Walnut Street

Cincinnati, OH 45202

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH 44141

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about the Funds’ management fees and expenses. Please read the prospectus carefully before investing.

The Funds’ Statement of Additional Information includes additional information about the Funds and is available upon request at no charge by calling the Funds.

Distributed by Ancora Securities, Inc., Member NASD.

39

FUND HOLDINGS – (Unaudited)

    1As a percent of net assets

The Fund’s investment objective is to obtain a high level of income, with a secondary objective of capital appreciation. The Fund pursues its income objective by investing primarily in income-producing securities.

1As a percent of net assets

The Fund’s investment objective is to obtain a high total return, a combination of income and capital appreciation in the value of its shares. The Fund pursues this objective by investing in publicly traded equity securities.

41

FUND HOLDINGS – (Unaudited) – continued

         1As a percent of net assets

The Fund’s investment objective is to obtain a high total return. The Fund pursues this objective by seeking out and investing in companies which the Advisor believes have the potential for superior returns.

    1As a percent of net assets

The Funds investment objective is to obtain a high total return. The Fund pursues this objective by investing primarily in companies in a group of related industries that provide financial services.

41

ABOUT YOUR FUND'S EXPENSES - (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 through June 30, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ancora Income Fund - Class C	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period* January 1 – June 30, 2005
Actual	$1,000.00	$1,012.20	$9.98
Hypothetical (5% return before expenses)	$1,000.00	$1,014.88	$9.99

* Expenses are equal to the Fund’s Class C annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Ancora Income Fund - Class D	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period* January 1 – June 30, 2005
Actual	$1,000.00	$1,013.20	$8.74
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75

* Expenses are equal to the Fund’s Class D annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

ABOUT YOUR FUND'S EXPENSES - (Unaudited) – continued

Ancora Equity Fund – Class C	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period* January 1 – June 30, 2005
Actual	$1,000.00	$990.20	$14.41
Hypothetical (5% return before expenses)	$1,000.00	$1,010.31	$14.55

* Expenses are equal to the Fund’s Class C annualized expense ratio of 2.92%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Ancora Equity Fund – Class D	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period* January 1 – June 30, 2005
Actual	$1,000.00	$992.90	$10.87
Hypothetical (5% return before expenses)	$1,000.00	$1,013.88	$10.99

* Expenses are equal to the Fund’s Class D annualized expense ratio of 2.20%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Ancora Special Opportunity Fund – Class C	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period* January 1 – June 30, 2005
Actual	$1,000.00	$950.00	$14.70
Hypothetical (5% return before expenses)	$1,000.00	$1,009.72	$15.15

* Expenses are equal to the Fund’s Class C annualized expense ratio of 3.04%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Ancora Special Opportunity Fund – Class D	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period* January 1 – June 30, 2005
Actual	$1,000.00	$952.00	$11.66
Hypothetical (5% return before expenses)	$1,000.00	$1,012.84	$12.03

* Expenses are equal to the Fund’s Class D annualized expense ratio of 2.41%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Ancora Bancshares – Class D	Beginning Account Value January 1, 2005	Ending Account Value June 30, 2005	Expenses Paid During Period* January 1 – June 30, 2005
Actual	$1,000.00	$952.60	$24.21
Hypothetical (5% return before expenses)	$1,000.00	$1,000.00	$24.79

* Expenses are equal to the Fund’s Class D annualized expense ratio of 5.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

43